Nov. 04, 2015
JNL/Mellon Capital Frontier Markets 100 Index Fund
In the summary prospectus section entitled "Summary Overview of Each Fund," in the sub-section"Principal Risks of Investing in the Fund" for the JNL/Mellon Capital Frontier Markets 100 Index Fund, please add the following risk:

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Financial services risk – An investment in issuers in the financial services sector may be adversely affected by, among other things: (i) changes in the regulatory framework or interest rates that may negatively affect financial service businesses; (ii) exposure of a financial institution to a non diversified or concentrated loan portfolio; (iii) exposure to financial leverage and/or investments or agreements which, under certain circumstances, may lead to losses, for example sub-prime loans; and (iv) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector.